UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Suite 46C, Old Bethpage, NY11804

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end:12/31

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

September 30, 2017

	Shares	Value
India — 37.73%
Financials — 37.73%
Private placement - 37.73%
SMC Global Securities LTD (cost $35,025,842)	11,904,690	11,666,596

United States — 54.48%
Materials — 54.74%
Millennium HI Carbon, LLC (cost $4,340,885)	N/A	16,928,885

Renewable Energy — 1.33%
Solar Farm Construction Loan (cost $319,271)	N/A	412,264

Total Investments — 93.80% (Cost $39,685,998)		$29,007,745

Cash and other assets, less liabilities — 6.20%		1,917,409

NET ASSETS - 100.00%		$30,925,154

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

Assets:
Investments, at fair value (Cost $39,695,998)	$29,007,745
Cash	2,450,153
Prepaid expenses and other assets	75,143
Total Assets	31,533,041

Liabilities:
Accrued expenses and other payables	177,226
Deferred Rent	430,662
Total Liabilities	607,887

Net Assets	$30,925,154

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 share authorized, no shares issued	$-
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(21,475,967)
Net Assets	$30,925,154

Net Asset Value Per Share:
Net assets	$30,925,154

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$2.82

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

Investment Income:
Dividend income	$175,634
Other income	48,828
Total Income	224,462

Operating Expenses:
Franchise tax	9,383
Insurance expense	16,294
Miscellaneous expenses	8,886
Officer expense	90,000
Rent expense	10,314
Public company expenses	48,581
Total Operating Expenses	183,457

Net Investment Income	41,005

Realized and Unrealized Gain on Investments:
Net change in unrealized loss on investments	6,632,946
Net realized loss on investment	(1,355,475)
Net Realized and Unrealized Gain on Investments:	5,277,471

Net Increase in Net Assets Resulting From Operations	$5,318,476

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

	Nine Months Ended
	September 30, 2017	Year Ended
	(unaudited)	December 31, 2016

Operations:
Net investment (loss) income	$41,005	$(73,891)
Net change in unrealized loss on investments	6,632,946	2,124,646
Net realized loss on investment	(1,355,475)	(1,541,509)
Net Increase in Net Assets Resulting from Operations	5,318,476	509,246

Capital Transactions:
Proceeds from issuance of Common Stock	-	-

Net Assets:
Beginning of year	25,606,678	25,097,430
End of period*	$30,925,154	$25,606,678

* Millennium Investment & Acquisition Company Inc. does not have any undistributed net investment income.

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$5,318,476

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Unrealized loss on private placement	(6,632,946)
Realized loss on private placement	2,353,751
Investment in Millennium HI Carbon, LLC	(1,567,545)
Changes in operating Assets and Liabilities:
Prepaid expenses and other assets	150,789
Accrued expenses and other payables	98,212
Deferred rent	142,800
Net Cash Provided by Operating Activities	(136,463)

Net increase in cash for the year	$(136,463)

CASH:
Cash at beginning of year	2,586,617
Cash at end of period	$2,450,153

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	9 Months Ended	For the Year Ended December 31,
	September 30, 2017**	2016	2015	2014	2013	2012	2011
							$3.02
Net Asset Value, Beginning of Period	$2.34	$2.29	$1.07	$0.91	$2.72	$2.64
Income (Loss) from Investment Operations:							(0.05)
Net investment (loss) income*	0.00	(0.01)	(0.01)	0.03	0.09	(0.02)	(0.33)
Net realized and unrealized gain (loss)*	0.47	0.05	1.04	0.13	(1.90)	0.10	(0.38)
Total from investment operations	0.48	0.05	1.03	0.16	(1.81)	0.08
							$2.64
Net Asset Value, End of Period	$2.82	$2.34	$2.29	$1.07	$0.91	$2.72
							$0.67
Market Value, End of Period	$1.23	$0.82	$0.58	$0.62	$1.14	$0.75
							-73.73%
Total Return	50.00%	41.38%	-6.45%	-45.61%	52.00%	11.94%
Ratios and Supplemental Data:							$21,680
Net assets, end of period (000s)	$30,925	$25,607	$25,097	$8,833	$7,485	$22,380	3.75%
Ratio of operating expenses to average net assets	0.65%	1.51%	1.90%	4.91%	3.69%	3.68%	-1.74%
Ratio of net investment gain (loss) to average net assets	18.7%	2.28%	-0.59%	6.23%	7.40%	-0.66%	0%
Portfolio Turnover Rate	3.5%	2.0%	25.6%	0%	0%	0%

* Calculated based on average shares outstanding

** Unaudited

See accompanying notes which are an integral part of these financial statements.

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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MILC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MILC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MILC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MILC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MILC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MILC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MILC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13%. On November 20, 2015, the Company sold an additional 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13,604,690 shares. As previously disclosed, MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MILC will have a right to sell 100,000 shares of SMC Global back to the “promoter group” on the first day of each month commencing April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the first nine months of 2017, MILC completed the sale of 800,000 shares of SMC Global for net proceeds of approximately $998,000 which is approximately $1.25 per SMC Global share. As of September 30, 2017 MILC holds 11,904,690 shares of SMC Global which represents an approximately 10.5% ownership of SMC Global (See Note 3).

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On October 3, 2013, MILC announced that public efforts by MILC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MILC’s Board of Directors with a new director slate resulted in the delivery to MILC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MILC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, our CEO and Chairman.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements:

(a) Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined by the Company’s Board pursuant to procedures approved by the Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in accordance with the valuation procedures approved by the Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

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Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company has a significant investment in stock ownership of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange. The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC Global; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12); the market value of any unrestricted securities of the same class; (13) the availability of registration rights; (14) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (15) the characteristics of the market in which the securities are purchased and sold; (16) the market value of similar securities of the same issuer or comparable companies; (17) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (18) changes in interest rates; (19) observations from financial institutions; (20) government (U.S. or non-U.S.) actions or pronouncements; (21) other news events; (22) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (23) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

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Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at September 30, 2017.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total

Private Placement - SMC	$-	$-	$11,666,596	$11,666,596
Private Placement - Solar Loan			$412,264	$412,264
Materials	$-	$-	$16,928,885	$16,928,885
Total	$-	$-	$29,007,745	$29,007,745

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private	Millennium
	Placement	HI Carbon	Total
Beginning balance	$8,004,994	15,361,339	$23,366,333
Investment in Millennium HI Carbon, LLC	-	1,567,546	1,567,546
Investment in private placement (net) - solar loan	-205,330	-	(205,330)
Net realized loss on investment	-1,355,475
Proceeds from sale of SMC Global	-998,275
Change in unrealized (loss) on investment	6,632,946	-	6,632,946
Ending Balance	$12,078,860	$16,928,885	$29,007,745

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

As of June 30, 2013, MILC valued its investment in SMC Global at $21,804,829 ($1.37 per SMC share). As described in MILC’s annual report to shareholders for the year ended December 31, 2013, the new management of MILC appointed in October 2013 reviewed the valuation methodology and conclusions used by MILC previously to value its SMC Global holding, and established a new valuation for that holding of $6,500,000 ($0.41 per SMC share). The principal change in valuation approach between the old valuation and the new was the re-weighting certain valuation metrics. The new management gave a greater weighting to the valuation of the investment based on a Multiple of Net Income, and gave zero weight to the use of a prior transaction in SMC Global stock that MILC’s new management did not deem relevant for purposes of establishing a current valuation.

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As of December 31, 2015, MILC valued its investment in SMC Global at approximately $7,616,080 ($0.52 per SMC share). The increase in valuation is attributable primarily to improved earnings at SMC Global, offset by reducing to zero the weight given to the use of a Multiple of Revenue as a valuation metric.

As of December 31, 2016, MILC valued its investment in SMC Global at approximately $7,919,724 ($0.58 per SMC share).

As of September 30, 2017, MILC valued its investment in SMC Global at approximately $11,667,000 ($0.98 per SMC share).

(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c) Cash

The Company maintains a cash account at financial institutions, which are federally insured up to $250,000. At various times during the year, the account balance may have exceeded the insured limit. The Company mitigates this risk by regularly monitoring the financial stability of the financial institution.

(d) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(e) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2016, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the nine months ended September 30, 2017, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

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(f) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

(g) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

2. ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board has approved base compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month. In addition, on April 11, 2016, the Board approved bonus compensation of $120,000 to David Lesser.

(b)	Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the company, David Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of MILC and Millennium Carbon. During the nine months ended September 30, 2017, the total amount paid to such affiliate of David Lesser was $13,500.

(c)	The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the nine months ended September 30, 2017, the Company did not pay any legal fees to MoCo.

3. INVESTMENT TRANSACTIONS

MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” (management) of SMC pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing with April 1, 2016 continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the first nine months of 2017, MILC completed the sale of 800,000 shares of SMC Global for net proceeds of approximately $998,000 which is approximately $1.25 per SMC Global share.

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To date, pursuant to the Right to Sell, MILC has sold 1.7 million shares for total proceeds of $2.1 million which translates to an average price of $1.24 per SMC share. As of September 30, 2017, MILC owned 11,904,690 shares of SMC.

As previously disclosed, on October 20, 2014, SMC publicly filed a Draft Red Herring Prospectus (“DRHP”) with the Indian securities regulatory authority (“SEBI”), in anticipation of conducting a Further Public Offering (“FPO”) of its shares and a listing of its shares on India’s principal stock exchanges, the Bombay Stock Exchange and the National Stock Exchange of India. On April 8, 2015, SMC was notified that it has cleared the SEBI regulatory process for the FPO and is now in the Red Herring Prospectus stage in anticipation of the FPO. The FPO contemplates the sale of approximately $20 million (as converted to U.S. Dollars) of new shares of SMC. MILC has negotiated the right to participate in the FPO by selling up to approximately $3 million (as converted to U.S. Dollars) of its SMC shares as part of the FPO. MILC believes that it has complied with all requirements to participate as a selling shareholder in the FPO. There can be no assurance as to when or if the FPO will occur. In addition, there can be no assurance as to what the ultimate price per share will be, if the FPO occurs.

SMC has notified MILC that it is exploring an initial public offering (“IPO”) and listing in the United States as an alternative to its offering and listing in India. There can be no assurance as to when or if the IPO will occur or what the ultimate price per share will be, if the IPO occurs.

Effective September 30, 2017, the Company adopted a valuation of $0.98 per SMC share for the Company’s investment in SMC which translates to a total value of approximately $11,667,000.

On June 11, 2015, MILC, through a wholly owned subsidiary (“Millennium Carbon”) completed the acquisition of an Activated Carbon plant located near the port of Kawaihae, Hawaii for $1.28 million. The financial statements of Millennium Carbon are consolidated into the financial statements of MILC. The acquisition consisted of 13 acres of land leased from the Department of Hawaiian Home Lands, the existing equipment and approximately 24,000 tons of macadamia nutshells which represent more than a 2-year feedstock supply.

MILC believes this acquisition is a compelling opportunity that should generate an attractive return on investment. The acquisition price is a small fraction of the more than $44 million originally invested in the plant from 2009 to 2012. Despite commencing operations in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012 and its owner filed for bankruptcy. Prior to shutting down, the plant produced Activated Carbon but there were a number of design and operational issues that needed resolution in order to produce the premium Activated Carbon that it was targeting and operate the plant on a full time basis. MILC is in the late stages of upgrading the plant to establish full commercial operation.

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When operating, the Millennium Carbon plant will process a waste stream of macadamia nutshells into a special form of Activated Carbon. Activated Carbon has many small pores that create an extremely large surface area. By way of example, one teaspoon of the Activated Carbon the plant intends to produce has a surface area greater than a football field. Activated Carbon’s large surface area and complex network of pores provide benefits in a variety of chemical processes including filtration, purification and energy storage.

The Millennium Carbon plant is designed to produce a premium-grade Activated Carbon with characteristics that are particularly attractive for energy storage applications and that should command a price premium relative to commodity-grade Activated Carbon. In particular, the Activated Carbon produced by the plant is targeted for manufacturing Electrical Double-Layer Capacitor (or “EDLC”), which is commonly referred to as Ultracapacitors or Supercapacitors, an advanced energy storage alternative to traditional batteries. Ultracpacitors are found in a diverse array of electronic equipment from daily usage engine starting, hybrid and electric vehicles to windmills.

Millennium Carbon is in the late stages of commercializing the plant for continuous production of premium Activated Carbon. From a production standpoint, the plant can be thought of as having three phases:

1)	Material handling and pre-processing

a.	Screening out debris
b.	Hammer mill to create uniform nutshell chips
c.	Screening to appropriate size nutshell chips and eliminate fines

2)	Char Production

a.	Macadamia nutshell chips are heated to high temperature in the absence of oxygen in a Char Reactor to perform pyrolysis
b.	Pyrolysis reaction breaks down the nutshells into high purity char of carbon and removes volatile matter which will provides an energy stream to help power the plant (biogas and condensed bio-oil)

3)	Activation

a.	The nutshell char is heated in a rotary kiln and mixed with high temperature steam to create the large surface area/pore structure

In addition, the Millennium Carbon plant has numerous support systems including:

●	Laboratory
●	Nitrogen generation
●	Low grade steam boilers
●	High temperature steam “super-heater”
●	Water well and Reverse Osmosis water treatment plant
●	Integrated instrumentation and controls system
●	Thermal oxidizer to meet emissions requirements
●	2 MW Diesel generator

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As of the date of this report, Millennium Carbon has restored all production equipment and necessary support systems to operational status and has produced Activated Carbon. Achieving full-scale commercial operation and associated revenue generation may still take a year or more after which the plant should generate an attractive return on its invested capital. There can be no assurance as to how much capital or how long this process will take or what the ultimate stabilized cash flow, if any, from the project will be. MILC believes that purchasing the plant at a substantial discount to the capital investment made by the original developer increases the likelihood of generating attractive rates of return.

As previously disclosed, on September 30, 2016, MILC agreed to provide construction financing to a community solar farm being developed in upstate New York comprising 500 kW of solar panels on approximately 2.5 acres of land and is the expansion of a similarly sized solar farm on an adjacent property. MILC provided $1,000,000 in total financing during construction based on achieving certain milestones. As of December 31, 2016, the solar farm was substantially complete. During 2016 the borrower repaid $429,414 of the construction loan. During the first nine months of 2017, the borrower repaid $251,315 of the construction loan. Subsequent to September 30, 2017, the borrower repaid an additional $319,271 bringing total repayment of the loan to $1,000,000. The loan matured on July 1, 2017 and has expected total income to MILC of $140,000 plus late penalties. It is currently anticipated that the loan will be repaid in full with interest and late penalties during 2017.

4. INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of September 30, 2017, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share
SMC Global Securities LTD	January 21, 2008	11,904,690	35,025,842	$2.94	11,666,596	0.980

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5. INCOME TAXES The provision for income taxes is comprised of the following for the year ended December 31, 2016:

December 31, 2016
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-
Deferred
Federal	(547,750)
State and Local	-
Total Deferred Tax Expense (Benefit)	(547,750)
Less Valuation allowance adjustment	547,750
Total Tax Expense (Benefit)	$-

At December 31, 2016, the Company had total net operating and capital loss carry forwards of approximately $11.7 million for federal income tax purposes available to offset future taxable income as follows. The loss carry forwards can be carried forward 20 years and will expire at various dates ranging from 2018 through 2035.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2016
Deferred Tax Assets
Net unrealized loss on investments	$10,497,267
Net loss carryforwards	1,184,750
Total deferred tax assets	11,682,017
Less: valuation allowance	(11,682,017)
Net deferred taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2016
Tax at Federal Statutory Rate	35.0%
Change in Valuation Allowance	(35.0)%
Provision for Taxes	0.0%

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2016.

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The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2016. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2011 to 2016 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6. COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the nine months ended September 30, 2017.

American Stock Transfer & Trust Company, LLC serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8. SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

As previously disclosed, on September 30, 2016, MILC agreed to provide construction financing to a community solar farm being developed in upstate New York comprising 500 kW of solar panels on approximately 2.5 acres of land and is the expansion of a similarly sized solar farm on an adjacent property. MILC provided $1,000,000 of total financing. The loan matured on July 1, 2017 and has expected total income to MILC of $140,000 plus late penalties. Subsequent to September 30, 2017, the borrower repaid an additional $319,271 bringing total repayment of the loan to $1,000,000.

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.	Not applicable.

Item 3. Audit committee Financial Expert.	Not applicable.

Item 4. Principal Accountant Fees and Services.	Not applicable.

Item 5. Audit Committee of Listed Registrants.	Not applicable.

Item 6. Schedule of Investments See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on August 22, 2017, shareholders of record voted to approve the following proposals:

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1)	Shareholders elected each of the three nominees to the Board of Trustees for a one-year term

	For	Withheld	Broker Non-votes
David Lesser	4,733,677	1,670	2,854,291
Kevin McTavish	4,733,677	1,670	2,854,291
Jesse Derris	4,733,677	1,670	2,854,291

2)	Shareholders ratified BDO USA, LLP as the Trust’s independent audit firm for 2017.

For	Against	Abstain
7,580,787	0	8,851

There has been no change to the Company’s capital stock based on the approvals above.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-Q) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-Q) are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
December 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
December 1, 2017

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